This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. Keystone anticipates filing an amended report when information relative to these adjustments becomes available.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                         EASTERN DISTRICT OF WISCONSIN

Case Name:  FV Steel & Wire Company ("FVSW")               Case No: 04-22421-SVK
            Keystone Consolidated Industries, Inc. ("KCI")          04-22422-SVK
            DeSoto Environmental Management, Inc. ("DEMI")          04-22423-SVK
            J.L. Prescott Company ("JLP")                           04-22424-SVK
            Sherman Wire Company ("SWC")                            04-22425-SVK
            Sherman Wire of Caldwell, Inc.("SWCI")                  04-22426-SVK


                          FOR MONTH OF JANUARY, 2005.

                              I. FINANCIAL SUMMARY

                         CASH RECEIPTS AND DISBURSEMENTS

                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total
                                   ----       ---       ----      ---      ---      ----       -----
A.  CASH ON HAND START OF MONTH         $0 $7,791,222       $0        $0     $109        $0  $7,791,331
                                 -----------------------------------------------------------------------
B.  RECEIPTS                             0 94,524,672        0         0   18,914     1,250  94,544,836
C.  DISBURSEMENTS                        0 97,547,344        0         0   19,364     1,250  97,567,958
                                 -----------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)         0 (3,022,672)       0         0     (450)        0  (3,023,122)
                                 -----------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH           $0 $4,768,550       $0        $0    ($341)       $0  $4,768,209
                                 =======================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,374,638 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11.

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $34,983,236.


                            PROFIT AND LOSS STATEMENT
                                  ACCRUAL BASIS

                                                                                                   Sub        Elimin-
                                FVSW       KCI        DEMI        JLP         SWC       SWCI      Total       ations       Total
                                ----       ---        ----        ---         ---       ----      -----       -------      -----
A   NET SALES                      $0  $30,567,396        $0         $0  $1,951,645        $0  $32,519,041 ($2,215,160) $30,303,881
B.  COST OF SALES                   0   24,978,818         0          0   1,732,438         0   26,711,256  (2,215,160)  24,496,096
                              ------------------------------------------------------------------------------------------------------
C.  GROSS PROFIT                    0    5,588,578         0          0     219,207         0    5,807,785           0    5,807,785
D.  TOTAL OPERATING EXPENSES    4,410    6,742,669         0     60,000     439,895     9,420    7,256,394    (239,415)   7,016,979
                              ------------------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM
     OPERATIONS                (4,410)  (1,154,091)        0    (60,000)   (220,688)   (9,420)  (1,448,609)    239,415   (1,209,194)
F.  NON-OPERATING,
     NON-RECURRING
     REVENUEE(EXPENSES))        7,713     (938,124)   60,000          0     165,830         0     (704,581)   (239,415)    (943,996)
                              ------------------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)          $3,303  ($2,092,215)  $60,000   ($60,000)   ($54,858)  ($9,420) ($2,153,190)         $0  ($2,153,190)
                              ======================================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)


                                                                                               Sub         Elimin-
                                FVSW       KCI       DEMI      JLP       SWC        SWCI      Total        ations      Total
                                ----       ---       ----      ---       ---        ----      -----        -------     -----
A.Related to Business
  Operations:
  -------------------
  Total Revenue (Sales)                $30,567,396                    $1,951,645           $32,519,041  ($2,215,160) $30,303,881
                               -------------------------------------------------------------------------------------------------

  Less: Cost of Goods Sold:
    Beginning Inventory at
     Cost                               56,195,047                     2,872,849            59,067,896                59,067,896
    Add: Purchases                      40,202,748                     1,672,586            41,875,334   (2,215,160)  39,660,174
    Less: Ending Inventory
          at Cost                       71,418,977                     2,812,997            74,231,974                74,231,974
                               -------------------------------------------------------------------------------------------------
  Cost of Goods Sold                0   24,978,818        0        0   1,732,438        0   26,711,256   (2,215,160)  24,496,096
                               -------------------------------------------------------------------------------------------------

  Gross Profit                      0    5,588,578        0        0     219,207        0    5,807,785            0    5,807,785
                               -------------------------------------------------------------------------------------------------

  Less:  Operating Expenses:
    Officer Compensation                    40,839                                              40,839                    40,839
    Salaries and Wages
      -- Other Employees                 1,393,302                        99,340             1,492,642                 1,492,642
    Employee Benefits and
      Pensions                    105    1,783,751                        38,322    2,045    1,824,223                 1,824,223
    Payroll Taxes                          124,041                        22,529               146,570                   146,570
    Real Estate Taxes                       15,768                        15,071      667       31,506                    31,506
    Federal and State Income
      Taxes                                      0                                                   0                         0
    Rent and Lease Expense                  21,438                           823                22,261                    22,261
    Interest Expense                       438,864            60,000                           498,864     (225,830)     273,034
    Insurance                               67,044                        15,912                82,956                    82,956
    Automobile Expense                           0                             0                     0                         0
    Utilities                              621,107                        11,669        0      632,776                   632,776
    Depreciation and
     Amortization               4,305    1,118,796                       109,115    5,101    1,237,317                 1,237,317
    Repairs and Maintenance                248,050                        (8,910)       0      239,140                   239,140
    Advertising                             72,516                                              72,516                   72,516
    Supplies, Office Expense
      and Photocopies                       91,325                         9,469               100,794                   100,794
    Bad Debts                                    0                                                   0                        0
    Miscellaneous                   0      705,828        0        0     126,555    1,607      833,990      (13,585)     820,405
                               -------------------------------------------------------------------------------------------------
  Total Operating Expenses      4,410    6,742,669        0   60,000     439,895    9,420    7,256,394     (239,415)   7,016,979
                               -------------------------------------------------------------------------------------------------

  Net Income (Loss) From
    Operations                 (4,410)  (1,154,091)       0  (60,000)   (220,688)  (9,420)  (1,448,609)    239,415   (1,209,194)
                               -------------------------------------------------------------------------------------------------


B.Not Related to Business
  Operations:
  -----------------------
  Revenue:
    Interest Income               713       21,351   60,000              165,830               247,894     (225,830)      22,064
    Net Gain (Loss) on Sale
      of Assets                                                                                      0                        0
    Other                       7,000      111,245        0        0           0        0      118,245      (13,585)     104,660
                               -------------------------------------------------------------------------------------------------
  Total Non-Operating Revenue   7,713      132,596   60,000        0     165,830        0      366,139     (239,415)     126,724
                               -------------------------------------------------------------------------------------------------

  Expenses:
    Legal and Professional
      Fees                          0    1,070,720        0        0           0        0    1,070,720            0    1,070,720
    Other                           0            0        0        0           0        0            0            0            0
                               -------------------------------------------------------------------------------------------------
  Total Non-Operating
    Expenses                        0    1,070,720        0        0           0        0    1,070,720            0    1,070,720
                               -------------------------------------------------------------------------------------------------

  Net Income (Loss) For
    Period                     $3,303  ($2,092,215) $60,000 ($60,000)   ($54,858) ($9,420) ($2,153,190)          $0  ($2,153,190)
                               =================================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                             FVSW         KCI          DEMI         JLP          SWC         SWCI
                             ----         ---          ----         ---          ---         ----
ASSETS
------
Current
-------
  Cash                                 $4,768,550                                  ($341)
  Inventory                  53,582    42,075,439                              2,387,333
  Accounts
   Receivable                          24,507,393                                837,444       6,000
  Prepaid Expenses                      2,363,365                                 34,368       1,264
  Other-Exhibit E            75,713     2,740,354   15,269,793            0      623,592           0
                         ----------------------------------------------------------------------------
    Total Current
    Assets                  129,295    76,455,101   15,269,793            0    3,882,396       7,264
                         ----------------------------------------------------------------------------

Fixed
-----
  Property and
   Equipment              1,175,330   325,584,245                             21,668,882   2,285,279
  Accumulated
   Depreciation            (741,068) (243,954,066)                           (17,236,992) (1,832,762)
                         ----------------------------------------------------------------------------
    Total Fixed
     Assets                 434,262    81,630,179            0            0    4,431,890     452,517
                         ----------------------------------------------------------------------------

Other
-----
  Restricted
   Investments                          5,878,315                                248,296
  Prepaid Pension
   Asset                              133,932,071
  Deferred
   Financing
   Costs                                1,140,476
  Goodwill                                751,508
  Other-Exhibit F            40,000    39,521,966            0            0    2,246,871           0
                         ----------------------------------------------------------------------------
    Total Other
     Assets                  40,000   181,224,336            0            0    2,495,167           0
                         ----------------------------------------------------------------------------

    Total Assets           $603,557  $339,309,616  $15,269,793           $0  $10,809,453    $459,781
                         ============================================================================


LIABILITIES
-----------
Current
-------
  Pre-Petition
   Accounts Payable                    19,645,542                              1,012,833      54,503
  Post-Petition
   Accounts Payable                       593,717                                 68,240       1,250
  Pre-Petition
   Accounts Payable
   -Affiliates           (2,649,073)   88,419,300    5,774,107   15,552,291  (89,758,156) (1,459,080)
  Post-Petition
   Accounts Payable
   -Afffiliates            (223,934)    4,644,144      322,026      538,530     (656,922)   (131,877)
  Pre-Petition
   Accrued Expenses
   -Exhibit G                 3,183    14,398,573       35,632      (36,000)   6,668,380      64,082
  Post-Petition
   Accrued Expenses
   -Exhibit H                     0    16,125,369            0            0       94,774      (3,106)
  Post-Petition
   Accrued
    Professional
    Fees                                2,902,730                                  2,939
  Post-Petition
   Accrued Other
    Taxes-Exhibit M               0       538,576            0            0      (13,181)     (5,295)
  Pre-Petition Notes
   Payable and Current
   Maturities of
   Long Term Debt                      28,116,000                                 20,290
  Post-Petition Notes
   Payable and Current
   Maturities of
   Long Term Debt                      26,895,489                                (20,290)
  Accrued OPEB Cost                    13,387,061                   155,000      297,662
  Income Taxes Payable
  Pre-petition accrued
   pref. Stock
   dividends                           11,845,805
  Post petition accrued
   pref. Stock
   dividends                            6,680,810
                         ----------------------------------------------------------------------------
    Total Current
     Liabilities         (2,869,824)  234,193,116    6,131,765   16,209,821  (82,283,431) (1,479,523)
                         ----------------------------------------------------------------------------

Long Term
---------
  Pre-Petition
   Long Term Debt                      32,180,761
  Post-Petition
   Long Term Debt                         165,603
  Accrued OPEB Cost          34,849   116,317,263                 1,446,589    9,205,810
  Accrued Pension Cost                    315,158
  Pre-Petition Accrued
   Expenses-Exhibit I             0    11,104,689    3,573,908            0            0           0
  Post-Petition Accrued
   Expenses-Exhibit J             0       818,335     (195,655)           0            0           0
                         ----------------------------------------------------------------------------
    Total Long Term
     Liabilities             34,849   160,901,809    3,378,253    1,446,589    9,205,810           0
                         ----------------------------------------------------------------------------

Preferred Stock                         2,112,000
---------------          ----------------------------------------------------------------------------

  STOCKHOLDERS' EQUITY
   (DEFICIT)
  Common Stock               10,000    10,798,251            6    2,246,866    5,619,274       1,000
  Additional Paid-In
   Capital                             34,544,685                             27,579,007
  Accumulated Deficit     3,428,532  (103,228,120)   5,759,769  (19,903,276)  84,246,246   1,938,304
  Treasury Stock                          (12,125)                           (33,557,453)
                         ----------------------------------------------------------------------------
    Total Stockholders'
     Equity (Deficit)     3,438,532   (57,897,309)   5,759,775  (17,656,410)  83,887,074   1,939,304
                         ----------------------------------------------------------------------------

    Total Liabilities
     & Stockholders'
     Equity (Deficit)      $603,557  $339,309,616  $15,269,793           $0  $10,809,453    $459,781
                         ============================================================================

                              Sub         Elimin-
                             Total        ations        Total
                             -----        -------       -----
ASSETS
------
Current
-------
  Cash                     $4,768,209                  $4,768,209
  Inventory                44,516,354                  44,516,354
  Accounts
   Receivable              25,350,837                  25,350,837
  Prepaid Expenses          2,398,997                   2,398,997
  Other-Exhibit E          18,709,452   (15,893,385)    2,816,067
                         -----------------------------------------
    Total Current
    Assets                 95,743,849   (15,893,385)   79,850,464
                         -----------------------------------------

Fixed
-----
  Property and
   Equipment              350,713,736                 350,713,736
  Accumulated
   Depreciation          (263,764,888)               (263,764,888)
                         -----------------------------------------
    Total Fixed
     Assets                86,948,848             0    86,948,848
                         -----------------------------------------

Other
-----
  Restricted
   Investments              6,126,611                   6,126,611
  Prepaid Pension
   Asset                  133,932,071                 133,932,071
  Deferred
   Financing
   Costs                    1,140,476                   1,140,476
  Goodwill                    751,508                     751,508
  Other-Exhibit F          41,808,837   (41,173,674)      635,163
                         -----------------------------------------
    Total Other
     Assets               183,759,503   (41,173,674)  142,585,829
                         -----------------------------------------

    Total Assets         $366,452,200  ($57,067,059) $309,385,141
                         =========================================


LIABILITIES
-----------
Current
-------
  Pre-Petition
   Accounts Payable        20,712,878                  20,712,878
  Post-Petition
   Accounts Payable           663,207                     663,207
  Pre-Petition
   Accounts Payable
   -Affiliates             15,879,389   (14,904,350)      975,039
  Post-Petition
   Accounts Payable
   -Afffiliates             4,491,967      (989,035)    3,502,932
  Pre-Petition
   Accrued Expenses
   -Exhibit G              21,133,850             0    21,133,850
  Post-Petition
   Accrued Expenses
   -Exhibit H              16,217,037             0    16,217,037
  Post-Petition
   Accrued
    Professional
    Fees                    2,905,669                   2,905,669
  Post-Petition
   Accrued Other
    Taxes-Exhibit M           520,100             0       520,100
  Pre-Petition Notes
   Payable and Current
   Maturities of
   Long Term Debt          28,136,290                  28,136,290
  Post-Petition Notes
   Payable and Current
   Maturities of
   Long Term Debt          26,875,199                  26,875,199
  Accrued OPEB Cost        13,839,723                  13,839,723
  Income Taxes Payable              0                           0
  Pre-petition accrued
   pref. Stock
   dividends               11,845,805                  11,845,805
  Post petition accrued
   pref. Stock
   dividends                6,680,810                   6,680,810
                         -----------------------------------------
    Total Current
     Liabilities          169,901,924   (15,893,385)  154,008,539
                         -----------------------------------------

Long Term
---------
  Pre-Petition
   Long Term Debt          32,180,761                  32,180,761
  Post-Petition
   Long Term Debt             165,603                     165,603
  Accrued OPEB Cost       127,004,511                 127,004,511
  Accrued Pension Cost        315,158                     315,158
  Pre-Petition Accrued
   Expenses-Exhibit I      14,678,597             0    14,678,597
  Post-Petition Accrued
   Expenses-Exhibit J         622,680             0       622,680
                         -----------------------------------------
    Total Long Term
     Liabilities          174,967,310             0   174,967,310
                         -----------------------------------------

Preferred Stock             2,112,000                   2,112,000
---------------          -----------------------------------------

  STOCKHOLDERS' EQUITY
   (DEFICIT)
  Common Stock             18,675,397    (7,877,145)   10,798,252
  Additional Paid-In
   Capital                 62,123,692   (27,579,007)   34,544,685
  Accumulated Deficit     (27,758,545)  (39,274,975)  (67,033,520)
  Treasury Stock          (33,569,578)   33,557,453       (12,125)
                         -----------------------------------------
    Total Stockholders'
     Equity (Deficit)      19,470,966   (41,173,674)  (21,702,708)
                         -----------------------------------------

    Total Liabilities
     & Stockholders'
     Equity (Deficit)    $366,452,200  ($57,067,059) $309,385,141
                         =========================================


Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                    EXHIBIT E
                              OTHER CURRENT ASSETS

                                                                                                  Sub        Elimin-
                                 FVSW     KCI         DEMI       JLP         SWC      SWCI       Total       ations        Total
                                 ----     ---         ----       ---         ---      ----       -----       -------       -----
Interest Receivable              $713                                                               $713                       $713
Note Receivable                75,000                                                             75,000                     75,000
Intercompany Receivable                 2,655,068  15,269,793              623,592            18,548,453   (15,893,385)   2,655,068
Short Term Investments                     20,428                                                 20,428                     20,428
Receivable From EB Plans                   62,431                                                 62,431                     62,431
Stop Loss Receivable                        1,927                                                  1,927                      1,927
Security Deposit                              500                                                    500                        500
                             -------------------------------------------------------------------------------------------------------
                              $75,713  $2,740,354 $15,269,793       $0    $623,592       $0  $18,709,45 2 ($15,893,385)   $2,816,067
                             =======================================================================================================

                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                  Sub        Elimin-
                                 FVSW     KCI         DEMI       JLP         SWC      SWCI       Total       ations        Total
                                 ----     ---         ----       ---         ---      ----       -----       -------       -----
Note Receivable               $40,000                                                            $40,000                    $40,000
Rail Cars                                 267,113                                                267,113                    267,113
Investment in Sherman Wire
  Company                              38,915,803                                             38,915,803   (38,915,803)           0
Investment in Fox Valley
  Steel & Wire                             10,000                                                 10,000       (10,000)           0
Investment in Sherman Wire
  of Caldwell Inc.                          1,000                                                  1,000        (1,000)           0
Investment in J.L.
  Prescott/DEMI                                                          2,246,871             2,246,871    (2,246,871)           0
Long Term Insurance
  Receivable                              323,250                                                323,250                    323,250
Deposits                                    4,800                                                  4,800                      4,800
                                                                                                       0                          0
                             -------------------------------------------------------------------------------------------------------
                              $40,000 $39,521,966          $0      $0   $2,246,871       $0  $41,808,837  ($41,173,674)    $635,163
                             =======================================================================================================

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                  Sub        Elimin-
                                 FVSW     KCI         DEMI       JLP         SWC      SWCI       Total       ations        Total
                                 ----     ---         ----       ---         ---      ----       -----       -------       -----
Income Taxes                   $3,183                 $35,632 ($36,000)   ($70,091)             ($67,276)                  ($67,276)
Worker Comp Exp                         2,823,178                             (168)            2,823,010                  2,823,010
Missar Pension                                  0                           19,935                19,935                     19,935
Unclaimed Property                          6,487                           17,540                24,027                     24,027
Abandoned Real Estate Exp                       0                          658,744               658,744                    658,744
Legal and Professional Fees               245,464                          487,932               733,396                    733,396
Self-Insurance Liability                2,605,387                        5,050,166             7,655,553                  7,655,553
Pensions                                        0                           15,704                15,704                     15,704
Salaries/Wages                             71,558                           47,300               118,858                    118,858
Holiday Pay/Vacations                           0                          127,854               127,854                    127,854
FICA - Employer                                 0                            3,257                 3,257                      3,257
Federal Unemployment Taxes                      0                            3,397                 3,397                      3,397
State Unemployment Taxes                        0                           20,577                20,577                     20,577
Defined Contribution Plan                       0                           28,615                28,615                     28,615
Medical Insurance                          86,560                           88,737   16,419      191,716                    191,716
Utilities                                       0                            5,049     (110)       4,939                      4,939
Volume Incentive Plan                           0                           72,000                72,000                     72,000
Property Tax                                    0                           32,865    5,973       38,838                     38,838
Sales/Use Tax                                   0                            8,124    1,800        9,924                      9,924
Customer Overpayments                           0                           50,843                50,843                     50,843
Other - Plant Shut-Down                         0                           40,000                40,000                     40,000
Goods received not invoiced                     0                                                      0                          0
Unearned Revenue                                0                                                      0                          0
Sales Rebates/Discounts                    41,275                                                 41,275                     41,275
Manufacturing Misc                              0                                                      0                          0
EPA                                     7,861,054                                              7,861,054                  7,861,054
Medical Insurance                               0                                                      0                          0
Accrued State Franchise Tax               172,743                                                172,743                    172,743
Accrued Bank Service Charge                (9,995                                                 (9,995)                    (9,995)
Accrued Interest                          454,639                                                454,639                    454,639
Accrued travel                             40,223                                                 40,223                     40,223
Accrued taxes - other                                                                                  0                          0
                             -------------------------------------------------------------------------------------------------------
                               $3,183 $14,398,573     $35,632 ($36,000) $6,668,380  $64,082  $21,133,850            $0  $21,133,850
                             =======================================================================================================

                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                         Sub      Elimin-
                           FVSW       KCI         DEMI    JLP    SWC       SWCI         Total     ations     Total
                           ----       ---         ----    ---    ---       ----         -----     -------    -----
Abandoned Real Estate Exp                154                   (12,445)                 (12,291)              (12,291)
Pensions                                   0                    (6,543)                  (6,543)               (6,543)
Salaries/Wages                     1,473,675                    23,829                1,497,504             1,497,504
Holiday Pay/Vacations              3,718,438                   (15,985)               3,702,453             3,702,453
Defined Contribution Plan          1,384,859                     4,554                1,389,413             1,389,413
Medical Insurance                    294,078                    (4,220)     (3,640)     286,218               286,218
Utilities                            603,587                    81,173         534      685,294               685,294
Legal                                169,475                    (5,830)                 163,645               163,645
Professional Fees                    322,386                                            322,386               322,386
Goods Received Not Invoiced        2,089,171                                          2,089,171             2,089,171
Worker's Compensation              1,667,894                                          1,667,894             1,667,894
Unearned Revenue                       4,038                                              4,038                 4,038
Sales Rebates/Discounts            1,395,928                                          1,395,928             1,395,928
Abanondon Property                         0                                                  0                     0
Miscellaneous                        155,500                    30,241                  185,741               185,741
Accrued Bank Service Charge           29,220                                             29,220                29,220
Accrued Self-Insurance
 Losses                             (144,637)                                          (144,637)             (144,637)
Accrued Interest                     647,372                                            647,372               647,372
Accrued Travel                             0                                                  0                     0
Accrued Profit Sharing             2,350,000                                          2,350,000             2,350,000
Accrued Management Fees              (35,769)                                           (35,769)              (35,769)
                           --------------------------------------------------------------------------------------------
                             $0  $16,125,369          $0   $0  $94,774     ($3,106) $16,217,037    $0     $16,217,037
                           ============================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                         Sub      Elimin-
                           FVSW       KCI         DEMI    JLP    SWC       SWCI         Total     ations     Total
                           ----       ---         ----    ---    ---       ----         -----     -------    -----
Environmental                      3,127,000   3,573,908                              6,700,908             6,700,908
Workmans Compensation              1,846,775                                          1,846,775             1,846,775
Accrued Deferred Interest
 Exp.                                781,715                                            781,715               781,715
L/T Deferred Compensation             24,212                                             24,212                24,212
Long Term Disability                  32,987                                             32,987                32,987
L/T Deferred Tax Liability         5,292,000                                          5,292,000             5,292,000
                                                                                              0                     0
                           --------------------------------------------------------------------------------------------
                             $0  $11,104,689  $3,573,908   $0       $0          $0  $14,678,597    $0     $14,678,597
                           ============================================================================================

                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                         Sub      Elimin-
                           FVSW       KCI         DEMI    JLP    SWC       SWCI         Total     ations     Total
                           ----       ---         ----    ---    ---       ----         -----     -------    -----
Workmans Compensation               $815,084                                           $815,084              $815,084
Long Term Disability                   3,251                                              3,251                 3,251
Environmental                                   (195,655)                              (195,655)             (195,655)
                                                                                              0                     0
                                                                                              0                     0
                                                                                              0                     0
                                                                                              0                     0
                           --------------------------------------------------------------------------------------------
                             $0     $818,335   ($195,655)  $0       $0           $0    $622,680    $0        $622,680
                           ============================================================================================



                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES

                                                                                         Sub      Elimin-
                           FVSW       KCI         DEMI    JLP    SWC       SWCI         Total     ations     Total
                           ----       ---         ----    ---    ---       ----         -----     -------    -----
FICA - Employer                     $548,411                       953                 $549,364              $549,364
Federal Unemployment Taxes                 0                    (1,132)                  (1,132)               (1,132)
State Unemployment Taxes                   0                       368                      368                   368
Property Tax                         250,941                   (16,141)  (5,295)        229,505               229,505
Sales/Use Tax                          1,935                     2,771                    4,706                 4,706
Accrued State Franchise Tax         (221,505)                                          (221,505)             (221,505)
Miscellaneous                        (41,206)                                           (41,206)              (41,206)
                           --------------------------------------------------------------------------------------------
                             $0     $538,576          $0   $0 ($13,181) ($5,295)       $520,100    $0        $520,100
                           ============================================================================================

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